UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐         Definitive Proxy Statement

☒         Definitive Additional Materials

☐         Soliciting Material Under §240.14a-12

ALPHA PRO TECH, LTD.

(Name of Registrant as Specified in its Charter)

N/A

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Your **Vote** Counts!

ALPHA PRO TECH, LTD.

2022 Annual Meeting

Vote by June 07, 2022

11:59 PM ET

You invested in ALPHA PRO TECH, LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 08, 2022.**

Get informed before you vote

View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 08, 2022
9:30 AM EDT

Courtyard by Marriott Markham
65 Minthorn Boulevard
Markham. Ontario L3T 7Y9

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ALPHA PRO TECH, LTD.
2022 Annual Meeting
Vote by June 07, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Lloyd Hoffman 02 Donna Millar 03 John Ritota 04 Russell Manock 05 Danny Montgomery 06 David R. Garcia 07 James Buchan	For
2	The ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the year ending December 21, 2022.	For
3	The advisory approval of the compensation of the Company's executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.